TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2008.

/s/ Cor H. Verhagen
Name:	Cor H. Verhagen

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2008.

/s/ Peter G. Kunkel
Name:	Peter G. Kunkel

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2008.

/s/ Colette Vargas
Name:	Colette Vargas

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2008.

/s/ Joe Carusone
Name:	Joe Carusone

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2008.

/s/ Robert F. Colby
Name:	Robert F. Colby

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2008.

/s/ William Busler
Name:	William Busler

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2008.

/s/ James P. Larkin
Name:	James P. Larkin

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2008.

/s/ Ronald Mosher
Name:	Ronald Mosher

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2008.

/s/ Peter Post
Name:	Peter Post

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2008.

/s/ Steven Frushtick
Name:	Steven Frushtick

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Robert F. Colby, James P. Larkin, Elizabeth L. Belanger and Dennis P. Gallagher, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
Diversified Investors Variable Funds	33-73734
Diversified Investors Strategic Variable Funds	333-08543
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2008.

/s/ William Brown, Jr.
Name:	William Brown, Jr.